                                                                   EXHIBIT 10.31
                                    LEASE OF

                                134 FLANDERS ROAD

                           WESTBOROUGH, MASSACHUSETTS


                                TABLE OF CONTENTS


ARTICLE
NUMBER                                                                      PAGE

I    DEFINITIONS AND EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . .   1

II   PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

III  BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

IV   COMMENCEMENT DATE . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

V    USE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

VI   ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . .  11

VII  RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES;
     SERVICES TO BE FURNISHED BY LANDLORD. . . . . . . . . . . . . . . . . .  13

VIII OPERATING AND TAX EXPENSES. . . . . . . . . . . . . . . . . . . . . . .  16

IX   INDEMNITY AND PUBLIC LIABILITY INSURANCE. . . . . . . . . . . . . . . .  19

X    FIRE, EMINENT DOMAIN, ETC.. . . . . . . . . . . . . . . . . . . . . . .  21

XI   DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

XII  MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .  27

XIII TENANT CANCELLATION OPTION. . . . . . . . . . . . . . . . . . . . . . .  35

                                                                 Revised 3/31/94

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                                    L E A S E


     THIS INSTRUMENT IS A LEASE, dated as of April __, 1994, in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in the building located at 134 Flanders Road, Westborough, Massachusetts. The parties to this instrument hereby agree with each other as follows:


                                    ARTICLE I

                            DEFINITIONS AND EXHIBITS

     1.1 DEFINITION OF BASIC LEASE TERMS. The following constitute definitions of the basic terms used in this Lease.

          Landlord: Robert F. Tambone as Trustee of MAT Realty Trust, u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286.

          Landlord's original Address: c/o Atlantic Realty and Development Inc., 24 New England Executive Park, Burlington, Massachusetts 01803.

          Tenant: OKTAS, a Massachusetts general partnership of which OKTAS, Inc. and VISTA are the sole general partners.

          Tenant's Original Address:

          OKTAS
          134 Flanders Road, Westborough, MA

          Base Rent: Sixty Nine Thousand Eight Hundred Sixty Four Dollars ($69,864.00) per year ($8.00 per square foot of Rentable Area), as the same may be adjusted and/or abated pursuant to this Lease.

          Building: The existing building owned by Landlord at 134 Flanders Road, Westborough, Massachusetts.

          Building Rentable Area: 57,000 square feet measured in accordance with the Measurement Method.

          Premises: 8,733 rentable square feet (the "Premises Rentable Area") of the Building which is agreed to be as shown on Exhibit FP annexed hereto.


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          Permitted Uses:  General business office and light manufacturing use of the type generally found in first-class office space in the greater metropolitan Boston area.

          Term: The period commencing on the Commencement Date and expiring at 5:00 p.m. on the day immediately preceding the fifth (5th) anniversary of the Commencement Date except that if the Commencement Date shall be other than the first day of a calendar month, the expiration day shall be at the close of the day on the last day of the calendar month in which such anniversary shall occur.

          Broker:  Hunneman

          Business Days: All days except Saturday, Sunday, New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday) and such other days and only such other days that tenants occupying at least 50% of Building Rentable Area recognize as holidays for their general office staff.

          Commencement Date:  As defined in Section 4.1.

          Common Areas: The Building entrances, the ground floor lobby, passenger and freight elevators, stairways located in the "core" of the Building, loading dock(s) serving the Building, and that portion of any sidewalks included in the Property.

          Default of Tenant:  As defined in Section 11.1.

          Force Majeure: Collectively and individually, strike or other labor trouble, fire and other casualty, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies of labor resulting therefrom or any other causes, whether similar or dissimilar, beyond Landlord's reasonable control.

          Guarantor: Kaiser Aerospace and Electronics Corporation, a Nevada corporation

          Initial Public Liability Insurance: $2,000,000 per occurrence (combined single limit) for property damage, bodily injury or death.

          Land Parcel:   The parcel of land upon which the Building is situated,
     shown on a certain map entitled "Plan of Land in Westborough, Mass., Owner:
     Robert W. Briggs, Scale: 1" = 40', September 16, 1985, Updated: June 18, 1986", recorded


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     in the Worcester County Registry of Deeds in Plan Book 557 as Plan No. 32
     of 1986.

          Lease Year: Each period of one year during the Term commencing on the Commencement Date or on any anniversary thereof, i.e. Lease Year Two shall commence on the first anniversary of the Commencement Date.

          Measurement Method: The area of the Building or any portion thereof determined by measuring in accordance with the American National Standard (Z265.1-1980 Method for Measuring Floor Space in office Buildings, Approved July 1980).

          Premises Usable Area: The Rentable Area of the Premises less all building core elements.

          Rentable Area: The Net Rentable Area (as such term conforms to the terms used by the Building owners and Managers Association International (BOMA)) of all or any portion of the Building measured in accordance with the Measurement Method and as determined by Landlord's architect.

          Operating and Tax Expenses: The operating and tax expenses relating to the Property as further defined in Article VIII.

          Property: The Building and the Land Parcels on which it is located (including adjacent sidewalks).

          Target Commencement Date:  April 1, 1994.

          Tenant's Proportionate Share: The quotient derived by dividing the Premises Rentable Area by the Building Rentable Area which as of the execution date of this Lease is 15.32%.

          Tenant's Share of operating and Tax Expenses:  Tenant's
     Proportionate Share of the Operating and Tax Expenses.

1.2  EXHIBITS.

     EXHIBIT FP (Floor Plan)
     EXHIBIT CS (Cleaning Specifications)
     EXHIBIT OC (Operating Expenses)
     EXHIBIT TP (Tenant's Layout Plan)


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                                   ARTICLE II

                                    PREMISES

2.1 LEASE OF PREMISES. Landlord hereby demises and leases to Tenant for the Term of this Lease and upon the terms and conditions hereinafter set forth, and Tenant hereby accepts from Landlord, the Premises.

2.2 APPURTENANT RIGHTS AND RESERVATIONS.(a) Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use, in common with others, the Common Areas, and common walkways necessary for access to the Building and if at any time any portion of the Premises includes less than an entire floor, the common toilets, corridors and elevator lobby on such floor and any other common area provided by Landlord on such floor; but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord for the proper and efficient operation of the Building pursuant to Section 12.7.

       (b) Excepted and excluded from the Premises are the ceiling, floor, perimeter walls and exterior windows (except the inner. surfaces of each thereto), and any space in the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, janitorial closets, sinks or other Building facilities. Landlord shall have the right to place in the Premises (but in such manner as to reduce to a minimum any interference with Tenant's use of the Premises) utility lines, equipment, stacks, pipes, conduits, ducts and the like, provided that any such installation shall be boxed and decorated in a manner consistent to the remainder of the area in which it is located, and provided installations shall not materially interfere with Tenant's use of the Premises for the ordinary conduct of its business. To the extent reasonably practicable, any such installation shall be located above hung ceilings, beneath the floor or behind walls.

       (c) Landlord shall have the right to enter the Premises with reasonable advance notice, (except in the case of an emergency, when no notice shall be required) for the purpose of making repairs to the same, and Landlord shall also have the right to enter the Premises during normal business hours and with reasonable advance notice for the purpose of inspecting the same and to make access available to prospective or existing mortgagees, purchasers, partners, investors, insurers or tenants. Landlord agrees to use reasonable efforts (excluding any obligation to incur overtime labor costs) to minimize any inconvenience, annoyance or interruption to Tenant's business operations, and to recognize any reasonable security requirements of Tenant in exercising such rights of entry.


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                                   ARTICLE III

                                    BASE RENT

3.1 PAYMENT. (a) Tenant agrees to pay the Base Rent to Landlord, or as directed by Landlord, commencing on the Rent Commencement Date, without offset, abatement (except as otherwise expressly provided in this Lease), deduction or demand. Such Base Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease, at Landlord's original Address, or at such other place as Landlord shall from time to time designate by notice.

       (b) Base Rent for any partial month shall be pro-rated on a daily basis, and if Base Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Base Rent commences and shall be equal to a proportionate part of the monthly installment of Base Rent for the partial month in which Base Rent commences.


                                   ARTICLE IV

                                COMMENCEMENT DATE

4.1 COMMENCEMENT DATE: The Commencement Date hereunder shall be the earliest of (i) the date upon which Tenant's personnel occupy all or any part of the Premises for the conduct of its business; or (ii) the Substantial Completion Date (as hereinafter defined).

4.2 PREPARATION OF THE PREMISES. (a) Landlord shall exercise all reasonable efforts to complete the work (Landlord's Work) necessary to prepare the Premises for Tenant's use and occupancy pursuant to the plans and specifications attached hereto as Exhibit TP (the "Buildout Plan") and in accordance with Landlord's building standard except as so noted on the Buildout Plan, but Tenant shall have no claim against Landlord for failure so to complete such work except the right to terminate this Lease in accordance with Section 4.2(c). Landlord shall pay for all costs associated with the completion of Landlord's Work pursuant to the Buildout Layout Plan, except for such costs as are specifically noted as Tenant Costs, if any. Any costs associated with any changes made by Tenant (the "Tenant Change Costs") to any part of the Buildout Tenant's Layout Plan shall be paid entirely by Tenant, plus interest at the rate of twelve percent (12%), by adding to the amount of Base Rent an additional payment to be made to Landlord with each monthly payment of Base Rent due hereunder. Each such additional payment shall be equal to an amount which, if


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       paid in equal monthly installments over the remainder of the Term, applied first to interest and the remainder to principal would fully amortize a loan in the amount of the Tenant Change Costs plus interest at a rate of twelve percent (12%) per annum.

       (b) The Premises shall be deemed ready for occupancy on the first day (the "Substantial Completion Date") as of which all of the following conditions have occurred: (1) Landlord's Work has been completed except for items of work (and, if applicable, adjustment of equipment and fixtures) which can be completed after occupancy has been taken without causing undue interference with Tenant's use of the Premises (i.e., so-called "punch list" items), and (2) Tenant has been given notice of the substantial completion of Landlord's Work, and (3) if required, Landlord has received a certificate of occupancy for the Premises. Landlord shall complete as soon as conditions permit all "punch list" items and Tenant shall afford Landlord access to the Premises for such purposes.

4.3 CONCLUSIVENESS OF LANDLORD'S PERFORMANCE. Except to the extent to which Tenant shall have given Landlord notice, not later than the end of the second full calendar month next beginning after the completion of the so-called "punch list" items, of respects in which Landlord has not performed Landlord's Work, and except in the case of latent defects as to which Tenant shall notify Landlord not later than the end of the twelfth
       (12th) full calendar month following the completion of the punch list items, Tenant shall have no claim that Landlord has failed to perform any of Landlord's Work. Except for Landlord's Work, the Premises are being leased in their condition as is without representation or warranty by Landlord. Tenant acknowledges that it has inspected the Premises and common areas of the Building and, except for Landlord's Work, have found the same satisfactory.

4.4 TENANT'S DELAYS. (a) If a delay shall occur in the Substantial Completion Date as the result of:

            (i) any request by Tenant that Landlord delay in the commencement or completion of Landlord's Work for any reason;

            (ii)   any change by Tenant in any of Tenant's Layout Plan;

            (iii) any special requirement of Tenant's Layout Plan not in conformity with Landlord's building standards;

            (iv) any other act or omission of Tenant or its officers, agents, servants or contractors; or


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            (v)    any reasonably necessary displacement of any of
            Landlord's Work from its place in Landlord's construction schedule resulting from any of the causes for delay referred to in clauses (i), (ii), (iii) and (iv) of this paragraph and the fitting of such work back into such schedule; then the term of this Lease shall be correspondingly extended by the number of days of delay; provided, however, that in the event the delay in the Substantial Completion Date is equal to or exceeds twenty (20) days ("Substantial Delay") , then the Landlord shall give Tenant prompt notice of any such Substantial Delay and Tenant shall, within ten (10) days after receipt of such notice and demand therefor, pay to Landlord for each day of such delay the amount of Basic Rent and other charges that would have been payable hereunder had the Commencement Date occurred immediately prior to such delay.

       (b) If a delay in the Substantial Completion Date, or if any substantial portion of such delay, is the result of Force Majeure, and such delay would not have occurred but for a delay described in paragraph (a), such delay shall be deemed. added to the delay described in that paragraph.

       (c) The delays referred to in paragraphs (a) and (b) are herein referred to collectively and individually as "Tenant's Delay".

       (d) If, as a result of Tenant's Delay(s), the Substantial Completion Date is delayed in the aggregate for more than sixty
       (60) days, Landlord may (but shall not be required to) at any time prior to the Commencement Date terminate this Lease by giving written notice of such termination to Tenant and thereupon this Lease shall terminate without further liability or obligation on the part of either party, except that Tenant shall pay to Landlord the cost theretofore incurred by Landlord in performing Landlord's Work, plus an amount equal to Landlord's out-of-pocket expenses incurred in connection with this Lease, including, without limitation, brokerage and legal fees, together with any amount required to be paid pursuant to paragraph (a) through the effective termination date.


                                    ARTICLE V

                                 USE OF PREMISES

5.1 PERMITTED USE. (a) Tenant agrees that the Premises shall be used and occupied by Tenant only for Permitted Uses and for no other purpose.


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       (b)    Tenant agrees to conform to the following provisions during the Term of this Lease:

       (i) Tenant shall cause all freight to be delivered to or removed from the Building and the Premises in accordance with reasonable rules and regulations established by Landlord therefor and Tenant shall be able to use such freight elevators at the end of the Term for its move out of the Premises, at no extra cost, provided advance notice is provided;

       (ii) Tenant will not place on the exterior of the Premises (including both interior and exterior surfaces of doors and interior surfaces of windows) or on any part of the Building outside the Premises, any signs, symbol, advertisement or the like. Landlord shall provide a reasonable amount of signage for Tenant's use in the tenant directory in the lobby of the Building;

       (iii) Tenant shall not perform any act or carry on any practice which may damage the Premises, or any other part of the Building, or cause any offensive odors or unreasonably loud noises or constitute a nuisance or a menace to, or otherwise interfere with the business of, any other tenant in the Building;

       (iv) As hereinafter used, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, and any federal agencies that have overlapping jurisdiction with such state agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment;

       (v) Tenant agrees not to introduce any Hazardous Material in, on or adjacent to the Premises without complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use or disposal, and clean-up of Hazardous Materials, including, but not limited to, the obtaining of proper permits;

       (vi) Tenant shall immediately notify Landlord of any inquiry, test, investigation, or enforcement proceeding by or against Landlord or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, at its election, in its own name or as Landlord's agent, to negotiate, defend, approve, and appeal, at the expense of the responsible party, any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority;

       (vii) If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any contamination of the Premises, the soil or surface or groundwater requiring remediation under federal, state or local statutes, ordinances, regulations or policies, Tenant agrees to clean-up the contamination. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs, fees, including reasonable attorneys' fees and costs, arising out of or in connection with any clean-up work, inquiry or enforcement proceeding arising from any acts or omissions of the Tenant or its agents, employees, contractors or invitees, and any Hazardous Materials currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors or invitees on or about the Premises;

       (viii) Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease for the purpose of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances, and policies including those pertaining to the environmental condition of the Premises, (2) whether Tenant has complied with this paragraph, and (3) the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials. Tenant agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the term of this Lease. If such consultants determine that the Premises are contaminated with Hazardous Materials caused by Tenant, or its agents, employees, contractors or invitees, Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants or Licensed Site Professionals as the Landlord hires pursuant to Massachusetts General Laws Chapter 21E, and the regulations promulgated thereunder, and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith;


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       (ix)   Tenant shall surrender the Premises to Landlord upon the
       expiration or earlier termination of this Lease free of Hazardous Materials and in a condition which complies with all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Landlord pursuant to paragraph (viii) (above), and such other reasonable requirements as may be imposed by Landlord;

       (x) Tenant's obligations under this paragraph shall survive termination of this Lease; and

       (xi) Tenant shall, in its use of the Premises, comply with the requirements of all applicable governmental laws, rules and regulations.

5.2 INSTALLATIONS AND ALTERATIONS BY TENANT.(a) Tenant shall make no alterations, additions or improvements in or to the Premises during the Term of this Lease without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed provided that Tenant fully complies with the provisions of this Section 5.2. Any such alterations, additions or improvements shall (i) (except as hereinafter provided) be in accordance with complete construction plans and specifications approved by Landlord, (ii) be made only in accordance with construction rules and regulations of Landlord in effect from time to time and only by Landlord's contractors or by contractors or mechanics approved by Landlord, (iii) be made at Tenant's sole expense and, if the same would unreasonably disturb other tenants of the Building, at times other than during normal business hours and (v) except for Tenant's Removable Property, as defined below, become part of the Premises and the property of Landlord.

       (b) All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant solely at its expense in the Premises ("Tenant's Removable Property") shall remain the property of Tenant and may be removed by Tenant at any time prior to the expiration of this Lease, provided that Tenant, at its expense, shall repair any damage to the Building caused by such removal.

       (c) Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished by contractors, mechanics or suppliers to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises. To the maximum extent permitted by law, at such time as any contractor commences to perform work on behalf of Tenant, or any supplier commences to provide materials to Tenant, such contractor (and any subcontractors) or supplier shall furnish a written statement acknowledging the provisions set forth in the prior clause.
       Whenever and as often as any mechanic's lien shall have been filed Against the Property based upon any act or interest of Tenant or of anyone claiming through Tenant, Tenant shall forthwith take such action by bonding, deposit or Payment as will remove or satisfy the lien.

       (d) In the course of any work being performed by Tenant, including without limitation the "field installation" of any Tenant Removable Property, Tenant agrees to use labor compatible with that being employed by Landlord for work in or to the Building or other buildings owned by Landlord or its affiliates, and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building pursuant to arrangements made by Landlord.


                                   ARTICLE VI

                            ASSIGNMENT AND SUBLETTING

6.1 PROHIBITION.(a) Except as hereinafter provided, Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied or permitted to be used or occupied, by anyone other than Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, or be offered or advertised for assignment or subletting, in each case without first obtaining the written approval of Landlord, which approval shall not be unreasonably withheld or delayed.

       (b) Except as provided below, the provisions of paragraph (a) of this Section shall apply to (i) a single transfer or an orchestrated series of transfers of a majority of the stock or partnership interests or other evidences of ownership of or interest in Tenant as if such transfer were an assignment of this Lease and (ii) to any transfer of such stock or interests the effect of which would be to constitute an assignment of this Lease. Notwithstanding the foregoing, the provisions of paragraph
       (a) of this Section shall not apply to any transactions by Tenant with an entity into or with which Tenant is merged or consolidated or with an entity to which substantially all of Tenant's assets are transferred or with any entity which controls or is controlled by Tenant or is under common control with Tenant or with which Tenant, directly or indirectly, has a fifty percent (50%) or greater ownership interest, or which directly or indirectly, has a fifty percent (50%) or greater interest in Tenant, provided that in any of


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       such events (x) Landlord is provided with evidence satisfactory to it that the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer, and (y) in the case of any assignment of this Lease, the assignee agrees directly with Landlord, by written instrument in form reasonably satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder including, without limitation, the covenant against further assignment and subletting except in accordance with the express provisions of this Lease.

       (c) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may, if Tenant is not paying timely the Base Rent, Tenant's share of operating and Tax Expenses, or any other charges due under this Lease, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy, collection or modification of any provisions of this Lease shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant or a release of the original named Tenant from the further performance by the original named Tenant hereunder. No assignment or subletting hereunder shall relieve Tenant from its obligations hereunder and Tenant shall remain fully and primarily liable therefor. No such assignment, subletting, or occupancy shall affect Permitted Uses.

6.2 SUBLEASE RIGHTS. Notwithstanding the prohibition set forth in Section 6.1, Landlord shall not withhold its consent to a subletting or sublettings requested by Tenant, provided that: (i) in Landlord's reasonable judgment, the business of the proposed subtenant or the proposed use of the sublet premises will not adversely affect the reputation or image of the Building (subleases for governmental uses, for medical or dental offices or for health or fitness facilities being examples of businesses or uses which may adversely affect the Building's reputation or image as a first class office building); (ii) the total number of tenants (including Tenant) occupying any floor within the Premises at any one time shall not exceed four (4), which number shall be prorated for partial floors; (iii) such sublease(s) shall not, in the aggregate, cover more than 50% of the Rentable Area of the Premises; (iv) the rent to be derived by such sublease is payable monthly at a fixed rate or at a rate which is determinable from the terms of the sublease and not based on the net or gross income or profits derived by such subtenant from the Premises; and (v) Landlord has been furnished with information sufficient to make a determination as to each of the foregoing requirements. If Landlord shall withhold such consent, it shall set forth in writing the reasons therefor.

6.3 FIRST OFFER RIGHT. In the event that Tenant shall desire to enter into a sublease otherwise permitted under the foregoing provisions of this
       Article 6, then Tenant shall give Landlord notice thereof and Landlord may elect to sublease such space from Tenant on the same terms and conditions stated in such notice by giving notice to Tenant of such election not later than fifteen (15) days after receiving notice of such offer from Tenant. In the event that Landlord shall not elect so to sublease such space for any reason, then Tenant may enter into such sublease within one hundred eighty (180) days after Landlord has elected not to sublease such space on terms and conditions no more favorable to the subtenant than those offered to Landlord. If Tenant shall not so enter into such sublease, or if, after Landlord has elected not to sublease such space, Tenant shall materially alter the terms and conditions thereof, Tenant shall again notify Landlord and Landlord shall have an additional fifteen (15) days within which to elect to enter into such sublease. In the event that Landlord so subleases such space from Tenant, Landlord shall be entitled to sub-sublease such space (or any portion thereof) without restriction or consent by Tenant.

6.4 SHARING OF SUBLEASE PROFITS. If the rent and other sums received by Tenant on account of a permitted sublease exceed the sum of (i) the Base Rent and Tenant's Share of operating and Tax Expenses allocable to the Premises subject to the sublease (in the proportion of the Rentable Area of such space to the entire Premises), (ii) reasonable legal fees and brokerage commissions incurred by Tenant in connection with such subleasing, and (iii) an amortization factor for the undepreciated value (computed consistently with generally accepted accounting principles, and amortized in equal monthly payments over the then remainder of the Term of this Lease) of any improvements installed in the portion of the Premises affected by such sublease at the sole cost and expense of Tenant, Tenant shall pay to Landlord, as additional rent, 100% of such excess, as received by Tenant.


                                   ARTICLE VII

              RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES;
                      SERVICES TO BE FURNISHED BY LANDLORD

7.1 LANDLORD REPAIRS.(a) Except as otherwise provided in this Lease, Landlord agrees to keep in good order, condition and repair, and to provide security, in a manner generally commensurate with other first-class office buildings in the metropolitan Boston area, the roof, public areas, exterior walls and structure of the Building (including all fire and life safety, plumbing, mechanical and electrical or other Building systems installed by Landlord), all insofar as they affect the Premises or Common Areas, except that Landlord shall in no event be responsible for (i) the repair of glass (excepting exterior Building glass) in the

       Premises or (ii) any condition in the Premises or the Building caused by any act or omission of Tenant,, or its employees invitees, agents or contractors.

       (b) Landlord shall not be liable for any failure to make repairs which, under the provisions of this Section 7.1 or elsewhere in this Lease, Landlord has undertaken to make with respect to any portion of the Building within the Premises or under the control of Tenant unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to take appropriate actions and/or make such repairs (as the case may be) within a reasonable time after receipt of such notice based upon the nature of the repairs or thereafter fails to proceed with reasonable diligence to complete such repairs. Landlord shall notify Tenant promptly if Landlord disagrees that the repairs set forth in Tenant's notice need to be made.

7.2 TENANT'S AGREEMENT.(a) Tenant will keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof, excepting only that maintenance and those repairs for which Landlord is responsible under the terms of this Lease and excepting also reasonable wear and tear of the Premises, and damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain; and shall surrender the Premises, at the end of the Term, in such condition. Without limitation, Tenant shall continually during the Term of this Lease maintain the Premises in accordance with all laws, codes and ordinances from time to time in effect and all directions, rules and regulations of the proper officers of governmental agencies having jurisdiction, and the standards recommended by the Boston Board of Fire Underwriters, and shall, at Tenant's expense, obtain all permits, licenses and the like required by applicable law provided that Tenant shall not be required to make any alterations or improvements to the Premises to comply with such requirements if such requirements are applicable to the Building in general and not specifically because of Tenant's occupancy thereof.

       (b) if repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch, after such demand, Landlord may (but shall not be obligated to do so) make or cause such repairs to be made and the costs thereof shall be paid solely by Tenant.

7.3 FLOOR LOAD - HEAVY MACHINERY. Tenant shall not place a load upon any floor in the Premises exceeding 70 lbs. per square foot or the maximum which is otherwise allowed by law except within any area so designated in Exhibit FP, in which event the maximum floor load shall be 125 lbs. per square foot. Business machines and mechanical equipment shall be placed and maintained by Tenant at

       Tenant's expense in settings sufficient, in Landlord's reasonable judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures within, into or out of the Building without the prior consent of Landlord, which consent will not be unreasonably withheld or delayed.

7.4    BUILDING SERVICES.  Landlord is obligated to provide:

            (i) Passenger elevator service in common with Landlord and other tenants in the Building which service is to be available 24 hours a day, 365 days a year.

            (ii) Cleaning and janitorial services including rubbish removal, to the Premises, provided the same are kept in reasonable order by Tenant, in accordance with the cleaning standards set forth in Schedule CS attached hereto. If extra services are necessary by reason of any special installations made by Tenant, Tenant shall pay Landlord the cost thereof as an additional charge promptly after receipt of a bill therefor.

            (iii) Free access to the Premises on Business Days from 7:00 a.m. to 6:00 p.m. and on Saturdays from 9:00 a.m. to 12:00 p.m. and access at all other times subject to reasonable security restrictions from time to time in effect, and subject always to restrictions based on emergency conditions. Landlord shall provide, at Tenant's expense, keys or other security device which will permit such access outside of the hours and days above specified.

            (iv) Cleaning and janitorial services to the Common Areas, the other public areas of the Building and Property and the exterior walls of the Buildings (including the exterior glass) and removal of snow and ice from the driveways and parking areas, sidewalks and walkways included in the Property, all so as to maintain such areas in a clean and neat condition commensurate with other first class office buildings in the metropolitan Boston area.

7.5 UTILITIES.(a) To the extent utility services to the Premises are separately metered, the Tenant shall pay when due, directly to the supplier of such utilities, all charges for utility services provided to the Premises including, without limitation, electricity, gas, water, telephone, and the facilities to heat or air-condition the Premises; If such utility services are not separately metered, or if such utility services serve Common Areas, Tenant shall promptly pay Tenant's Proportionate Share of same upon being billed therefor by the Landlord. If water consumed by the Tenant is not metered separately from water consumed by the remainder of the Building, Tenant shall pay to Landlord, upon being billed therefor by Landlord, Tenant's Proportionate Share of the aforesaid. The aforementioned share is based on the assumption that water in the Premises will be used only for ordinary drinking and lavatory purposes. If water is consumed in the Premises for other purposes or in excessive quantities, then Tenant shall pay to Landlord, on demand from time to time, charges for said additional water as reasonably estimated by Landlord. Landlord reserves the right to install a water meter to measure water consumption in the Premises if not installed at the Commencement Date. If any other utility is not separately metered for the Premises, or serves common areas of the Building or Land Parcel, Tenant shall pay Tenant's Proportionate Share in accordance herewith.

       (b) The Landlord shall be responsible for the effecting maintenance and repair of all heating, ventilation, and air-conditioning equipment directly serving the Tenant, and Tenant shall pay to Landlord within thirty (30) days of invoice therefor all costs connected with such maintenance and repair.

       (c) The Landlord shall not be liable for any interruption of electricity, gas, water, telephone, sewage and/or septic system, heating, air conditioning or other utility service supplied to the Premises unless caused by the gross negligence of Landlord and Landlord reserves the right to stop any service or utility to the Premises, when in Landlord's judgment it is deemed necessary by reason of accident, emergency or repair work. No such interruption or stoppage of utility service shall be deemed to be an eviction of the Tenant or relieve Tenant from any of the Tenant's obligations under this lease.


                                  ARTICLE VIII

                           OPERATING AND TAX EXPENSES

8.1 DEFINITIONS. For the purposes of this Article, the following terms shall have the following respective meanings:

            Operating Year: Each calendar year (or other twelve-month period as determined by Landlord) in which any part of the Term of the Lease shall fall.

            Operating Expenses: The aggregate costs or expenses reasonably incurred by Landlord with respect to the operation, cleaning, repair, maintenance and management of the Property as more particularly enumerated in Exhibit OC attached hereto, provided that, if during any portion of the Operating Year for which Operating Expenses are being computed, the Building is not operated or less than all of Building Rentable Area is occupied by tenants or if Landlord is not supplying all tenants with the services being supplied hereunder, actual Operating Expenses incurred shall be reasonably and equitably projected by Landlord to be the estimated Operating Expenses that would have been incurred if all of Building Rentable Area were occupied for such Year and such services were being supplied to all tenants, and such projected amount shall, for the purposes hereof, be deemed to be the Operating Expenses for such Year. In no event, however, shall Tenant's share of Operating Expenses exceed its Proportionate Share of a fully occupied building.

            Taxes: The real estate taxes assessed with respect to the Property and/or any other tax if the same replaces the current method of assessment of real estate taxes in whole or in part or is additionally imposed on the Property or upon Landlord relating to the Property and is generally applicable to owners of similar properties.

            Operating and Tax Expenses: The aggregate of the Operating Expenses and Taxes.

8.2 TENANT'S PAYMENTS.(a) During the Term, Tenant shall pay to Landlord As Additional Rent Tenant's Proportionate Share of Operating and Tax Expenses, which amount shall be apportioned for any operating Year in which the Commencement Date falls or the Term of this Lease ends. Tenant shall also pay to Landlord in twelve (12) equal monthly installments commencing on the Commencement Date and payable in advance on the first
       (1st) day of each calendar month during the Term, a management fee equal to three percent (3%) of Base Rent (as the same is adjusted as provided herein) owed by Tenant to Landlord under the terms of this Lease. Such fee shall be due on the first (1st) of each month by check made payable to Atlantic Realty and Development, Inc. at 24 New England Executive Park, Burlington, Massachusetts 01803. The management fee shall be pro-rated for any partial month.

       (b) Estimated payments by Tenant on account of Operating and Tax Expenses shall be made monthly on the first day of each and every calendar month during the Term of this Lease and otherwise in the manner herein provided for the payment of Base Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payments, as reasonably estimated by Landlord (based on the budget supplied to Tenant by Landlord) from time to time during each operating Year, on account of Operating and Tax Expenses for such Operating Year. Within 180 days after the end of each operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating and Tax Expenses for such

       Operating Year prepared in accordance with generally accepted accounting practices and principles and certified by a representative of Landlord. If estimated payments theretofor made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year, according to such statement, Landlord shall credit the amount of overpayment against the next following monetary obligations of Tenant to Landlord under this Lease, and thereafter against Tenant's subsequent monetary obligations until such overpayment is fully applied against such monetary obligations (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); and, if the required payments on account thereof for such year are greater than the estimated payments (if any) theretofor made on account thereof for such Operating Year, Tenant shall promptly make payment to Landlord within twenty-five (25) days after being so advised by Landlord.

       (c) Landlord shall at all times keep proper books of record and account in accordance with generally accepted accounting principles and practices, applied on a consistent basis, in which full, true and accurate entries shall be made of all operating and Tax Expenses for each Operating Year, and shall maintain for the same periods all contracts, instruments and other records with respect to Operating and Tax Expenses for each such Year.
       Landlord shall permit Tenant and Tenant's agent, at Tenant's expense, by appointment and during normal business hours, to review Landlord's records, books and accounts of the Building and any audited statements thereof relating to Operating and Tax Expenses for such Operating Year for the purpose of verifying operating and Tax Expenses and any accounting which Landlord is required to provide hereunder. Such books of record shall be retained by Landlord for two (2) years after Landlord delivers the accounting for the applicable Operating Year.

8.3 ABATEMENT.(a) If Landlord shall receive any tax abatement refund or reimbursement of Taxes, then after deducting Landlord's unpaid expenses reasonably incurred in obtaining the same, Landlord shall pay to Tenant Tenant's Proportionate Share of such refund or reimbursement; provided that Landlord shall have the right to deduct from any such amount the amount of any payments which are then due and payable from Tenant.

       (b)  Provided that tenants who occupy not less than fifty percent
       (50%) of the Building Rentable Area including Tenant request
       Landlord in writing so to do (which requests are received not less than seven (7) days prior to the last date on which real estate tax abatement proceedings for a particular year may be commenced), Landlord will institute and prosecute proceedings for an abatement of Taxes for such year. The manner and method of conducting such proceedings shall be solely within the reasonable judgment of Landlord provided that the obligation of Landlord to prosecute such proceedings shall not be applicable to any proceeding beyond the Appellate Tax Board. From time to time, within ten (10) days of Landlord's notice, Tenant shall pay to Landlord, as an additional charge, Tenant's Proportionate Share of the reasonable cost and expense of such proceedings. If Tenant, or any other tenant, shall fail to make any such payment within such ten (10) days period, Landlord shall thereafter be free from any further obligations under this paragraph. In the event that Landlord is successful in obtaining an abatement, any costs theretofore advanced by Tenant shall (to the extent of the amount of the refund) be repaid to Tenant and shall be deemed a cost of Landlord in obtaining such refund for the purposes of paragraph (a) hereof.


                                   ARTICLE IX

                    INDEMNITY AND PUBLIC LIABILITY INSURANCE

9.1 TENANT'S INDEMNITY. To the maximum extent this agreement may be made effective according to law, Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising (i) from any accident, injury or damage whatsoever to any person, or to the property of any person, occurring on or about the Premises or (ii) from any accident, injury or damage occurring outside of the Premises but on the Property, in each case where such accident, damage or injury results from an act or omission on the part of Tenant or Tenant's agents or employees or independent contractors or visitors and, in either case, occurring after the date of this Lease until the end of the Term of this Lease and thereafter so long as Tenant is in occupancy of any part of the Premises unless such accident, damage or injury is caused by the negligence or misconduct of Landlord or its employees, agents or contractors or assigns. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees at both the trial and appellate levels.

9.2 PUBLIC LIABILITY INSURANCE. Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of general liability and property damage insurance (including broad form contractual liability, independent contractor's hazard and completed operations coverage) under which Tenant is named as an insured and Landlord (and such other persons as are in privity of estate with Landlord as may be set forth in a notice from time to time) is named as an additional insured, and under which the insurer agrees to indemnify and hold Landlord, and those in privity of estate with Landlord (as may be set forth in a notice from time to time), harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages set forth in Section 9.1. Each such policy shall be non-cancellable and non-amendable with respect to Landlord and Landlord's said designees without thirty (30) days' prior notice and shall be in at least the amounts of the Initial Public Liability Insurance specified in
       Section 1.1 or such greater amounts as Landlord shall from time to time reasonably request, and a duplicate original or certificate thereof shall be delivered to Landlord.

9.3 TENANT'S RISK. To the maximum extent this agreement may be made effective according to law, Tenant agrees that all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and all persons claiming by, through or under tenant which, during the term of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere on the Property, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes or sprinklers, by theft or from any other cause, no part of said loss of damage is to be charged to or be borne by Landlord unless due to the negligence or misconduct of Landlord, its employees, agents, or contractors. Tenant shall carry "all-risk" property insurance (including so-called improvements and betterments) covering such furnishings, fixtures, equipment, effects and property, and the policies evidencing such insurance shall provide for a waiver of subrogation as required in section 9.5.

9.4 INJURY CAUSED BY THIRD PARTIES. To the maximum extent this agreement may be made effective according to law, Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons other than Landlord and Landlord's employees, agents and contractors.

9.5 WAIVER OF SUBROGATION. Insofar as, and to the extent that, the following provision shall not make it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the Property is located (even though extra premium may result therefrom) Landlord and Tenant mutually agree that any property damage insurance, carried by either shall provide for the waiver by the insurance carrier of any right of subrogation against the other, and they further mutually agree that, with respect to any damage to property, the loss from which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss to the extent of the insurance proceeds paid with respect thereto.

                                    ARTICLE X

                           FIRE, EMINENT DOMAIN, ETC.

10.1 ABATEMENT OF RENT. If the Premises shall be damaged by fire or other casualty, Base Rent and Tenant's Share of operating and Tax Expenses payable by Tenant shall abate proportionately for the period in which, by reason of such damage, there is material interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of all or a portion of the Premises, but such abatement or reduction shall end if and when Landlord shall have substantially restored the Premises (excluding any alterations, additions or improvements made or to be made by Tenant) to the condition in which they were prior to such damage. If the Premises shall be affected by any exercise of the power of eminent domain, Base Rent and Tenant's Share of Operating and Tax Expenses payable by Tenant shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant. In no event shall Landlord have any liability for damages to Tenant for inconvenience, annoyance or interruption of business arising from such fire, casualty or eminent domain.

10.2 RIGHTS OF TERMINATION. Within thirty (30) days from the date of damage by fire or other casualty, Landlord shall notify Tenant whether or not the Premises can be materially restored within one hundred and eighty
       (180) days from the date of such damage, and Landlord's reasonable determination shall be binding on Tenant. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used. If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred and eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time after giving such notice, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such notice as if such date had been originally fixed in this Lease for the expiration of the Term.

10.3 RESTORATION. In the event that neither Landlord nor Tenant exercises the above set forth option to terminate this Lease in the event of damage by fire or other casualty then Landlord shall repair or restore such damage to the extent Landlord receives insurance proceeds for such repair or restoration, this Lease continuing in full force and effect, with the Rent hereunder to be equitably abated as herein above provided. In the event that Landlord notifies Tenant that the Premises can be materially restored within one hundred eighty days (180) from the date of damage by fire or other casualty pursuant to Section 10.2 and Landlord fails to materially restore the Premises within such one hundred eighty

       (180) day period, then Tenant shall be entitled to terminate this Lease by giving Landlord thirty (30) days prior written notice of such termination. In the event that Landlord fails to complete such material restoration of the Premises within thirty (30) days of receipt of Tenant's notice to terminate as set forth above, then this Lease shall expire at the end of such thirty (30) days and all interest of the Tenant in the Premises shall terminate as of such date as if such date had been originally fixed in this Lease for the expiration of the Term. Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any alterations, additions or improvements installed in the Premises by Tenant. Notwithstanding anything to the contrary contained in this Article, (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article occur during the last twelve (12) months of the Term, and (b) in the event the holder of any, indebtedness secured by a mortgage or deed of trust covering the Premises or Building or any superior Lessor, as defined in Section 12.14 hereof, requires that any insurance proceeds be applied to such indebtedness or to amounts owing to such Superior Lessor, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the Term.

10.4 EMINENT DOMAIN. If possession of all or any substantial part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu thereof, either party hereto shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease. If neither party hereto shall so elect to terminate this Lease, Rent shall be adjusted equitably. Before Tenant may terminate this Lease by reason of taking or appropriation as above provided, such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy thereof or shall make unusable for Tenant's purposes more than twenty five percent of the Premises. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right at its sole option, to terminate this Lease.

10.5 AWARD. Landlord shall have and hereby reserves and expects, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Property and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation; provided, however, if any such damages or compensation award expressly includes an amount for Tenant's Removable Property or Tenant's moving expenses, Landlord shall pay such amount to Tenant promptly after its receipt thereof. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's Removable Property installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.


                                   ARTICLE XI

                                     DEFAULT

11.1 TENANT'S DEFAULT. (a) If at any time subsequent to the date of this Lease any one or more of the following events (herein referred to as a "Default of Tenant") shall happen:

            (i) Tenant shall fail to pay the Base Rent when due and such failure shall continue for five (5) full Business Days after notice to Tenant from Landlord;

            (ii) Tenant shall fail to pay Tenant's Proportionate Share of operating and Tax Expenses or other charges hereunder when due and such failure shall continue for ten (10) full Business Days after notice to Tenant from Landlord; or

            (iii) Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same as soon as practicable and in any event within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

            (iv) Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

            (v) Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

            (vi) A petition shall be filed against Tenant in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any debtor in possession (whether or not Tenant) trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive); or

            (vii) If a Default of Tenant of the kind set forth in clauses (i) and (ii) above shall occur and Tenant shall cure such Default within the applicable grace period and an event which would constitute a similar Default after the applicable grace period shall occur more than twice within the next 365 days, whether or not such similar Default is cured within the applicable grace period;

       then, in any such case, Landlord may terminate this Lease by notice to Tenant, specifying a date not less than ten (10) full Business Days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease (Tenant hereby waiving any rights of redemption under Massachusetts General Laws c. 186 11) , and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

       (b) If this Lease shall have been terminated as provided in this Article, or if any execution or attachment shall be issued against Tenant or any Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant, then Landlord may, without notice, re-enter the Premises, either by force, summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

       (c) In the event of any termination as provided in this Article, Tenant shall pay the Base Rent, Tenant's Share of operating and Tax Expenses and other sums payable hereunder up to the time of such termination, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Premises shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as liquidated current damages, the Base Rent, Tenant's Share of Operating and Tax Expenses and other sums which would be payable hereunder if such termination had not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the dates which the Base Rent would have been payable hereunder if this Lease had not been terminated.

       (d) At any time after such termination, whether or not Landlord shall have collected any current damages as set forth in paragraph (c), as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord an amount equal to the excess, if any, of the Base Rent, Tenant's Share of Operating and Tax Expenses and other sums as hereinbefore provided which would be payable hereunder from the date of such demand (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of operating and Tax Expenses would be the same as the payments required for the Operating Year immediately preceding such demand) for what would be the then unexpired Term of this Lease if the same remained in effect, discounted to present value at a rate of 8% per year, over the then fair net rental value of the Premises for the same period, also discounted to present value at a rate of 8% per year.

       (e)  With respect to the remedies set forth in the foregoing paragraphs
       (c) and (d), if such termination occurs prior to the date by which the Tenant is obligated to provide the Termination Notice as set forth in paragraph 13.1 hereof describing the Tenant Cancellation Option, such termination shall be deemed to occur on the Termination Date (as that term is defined in said paragraph 13.1), provided Tenant pays to Landlord the Termination Fee set forth in paragraph 13.1 within fifteen (15) days of Tenant's receipt of Landlord's Notice of termination as set forth in paragraph 11.1(a). If Tenant fails to pay the Termination Fee, or if such termination occurs after the Termination Date and Tenant had not exercised its Cancellation option in the manner and upon the time frames established in said paragraph 13.1, such termination shall be deemed to occur on the date specified for expiration of the Lease in paragraph 1.1 hereof, without regard to the Tenant Cancellation Option.

       (f) In case of any Default by Tenant, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary for the purpose of reletting the Premises; and such actions and the making of any alterations, repairs and decorations to the Premises in connection therewith shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under such re-letting. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

       (g) The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

       (h) All costs and expenses incurred by or on behalf of Landlord (including, without limitation, reasonable attorneys' fees and expenses at both the trial and appellate levels) in enforcing its rights hereunder in connection with any Default of Tenant shall be paid by Tenant; provided, however, if any legal proceeding is required to be brought to enforce the terms of this paragraph, or to challenge such enforcement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses of litigation or arbitration in addition to any other relief to which it may be entitled.

       (i) If a Guarantor of this Lease is named in Section 1.1, the happening of any of the events described in paragraphs (a)(v) or (a)(vi) of this
       Section 11.1 with respect to the Guarantor shall constitute a Default of Tenant hereunder.

11.2 LANDLORD'S DEFAULT. Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default or, in the event of an emergency as soon as reasonably possible, after notice by Tenant to Landlord specifying wherein Landlord has failed to perform any such obligations. All costs and expenses incurred by or on behalf of Tenant (including, without limitation, reasonable attorneys' fees and expenses at both the trial and appellate levels) in enforcing its rights hereunder in connection with any Default of Landlord shall be paid by Landlord; provided, however, if any legal proceeding is required to be brought to enforce the terms of this paragraph or to challenge such enforcement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses of litigation or arbitration in addition to any other relief to which it may be entitled.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

12.1 EXTRA HAZARDOUS USE. Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of property or liability insurance on the Premises or the Property above the standard rate applicable to Premises being occupied for Permitted Uses; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as an additional charge hereunder.

12.2 WAIVER. (a) Except as otherwise expressly provided for in this Lease, failure on the part of Landlord or Tenant to complain of any action or non-action on the part of Tenant or Landlord, no matter how long the same may continue, shall never be a waiver by Landlord or by Tenant of any rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or by Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

       (b) No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account of the earliest installment of any payment due from Tenant under the provisions hereof. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, unless agreed upon in writing between Landlord and Tenant, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

12.3 COVENANT OF QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease, on payment of the Base Rent and Tenant's Share of operating and Tax Expenses and observing, keeping and performing all of the other terms and provisions of this Lease on Tenant's part to be observed, kept and performed, all within any applicable grace period allowed in this Lease, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof without hindrance or ejection by Landlord or persons lawfully claiming by, through or under Landlord. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

12.4 LANDLORD'S LIABILITY. (a) Tenant specifically agrees to look solely to Landlord's then equity interest in the Property at the time owned for recovery of any judgment from Landlord; it being specifically agreed that
       (i) Landlord shall have no liability for any claims accruing other than during the period of Landlord's ownership of the Property and (ii) neither Landlord (original or successor) nor any partner, trustee, agent, consultant, officer, stockholder, director, employee, or beneficiary of Landlord, nor any constituent person or entity of Landlord, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or to take any action not involving the personal liability of Landlord (original or successor).

       (b) With respect to any services or utilities to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply or failure whenever and for so long as may be necessary by reason of the making of necessary or emergency repairs or changes which Landlord is required or is permitted by this Lease or by law to make or in good faith deems necessary, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any other cause beyond Landlord's reasonable control, or for any cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licensees or any person claiming by, through or under Tenant.

       (c) In no event shall Landlord ever be liable to Tenant for any loss of business or any other indirect or consequential damages suffered by Tenant from whatever cause.

       (d) With respect to any repairs or restoration which are required or permitted to be made by Landlord, the same may be made during normal business hours and Landlord shall not have any liability for damages to Tenant for inconvenience, annoyance or interruption of business arising therefrom.

12.5 NOTICE TO AND RIGHTS OF MORTGAGEE OR GROUND LESSOR. After receiving notice from any person, firm or other entity that it holds a mortgage or a ground lease which includes the Premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor (provided Tenant shall have been furnished with the name and address of such holder or ground lessor), and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord. Tenant agrees that if Landlord shall have failed to cure any default of Landlord within the time provided for in this Lease, then such holder or ground lessor shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary provided that within such thirty (30) days such holder or ground lessor has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

12.6 ASSIGNMENT OF RENTS AND TRANSFER OF TITLE. In the event of a transfer of Landlord's interest in the Property by Landlord, Landlord shall from the date of such transfer be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder accruing thereafter.

12.7 RULES AND REGULATIONS. Tenant shall abide by reasonable rules and regulations from time to time established by Landlord (provided that the same do not diminish Tenant's rights under this Lease), and of which Tenant has been given notice, it being agreed that such rules and regulations will be applied by Landlord in a non-discriminatory fashion, such that all rules and regulations shall be generally applicable to other office tenants of the Building. Landlord agrees to use reasonable efforts to insure that any such rules and regulations are so uniformly enforced, but Landlord shall not be liable to Tenant for violation of the same by any other tenant or occupant of the Building, or persons having business with them. In the event that there shall be a conflict between such rules and regulations and this Lease, the provisions of this Lease shall prevail.

12.8 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

12.9 PROVISIONS BINDING, ETC. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant.

12.10 RECORDING. Tenant agrees not to record this Lease, but, if the Term of this Lease (including any extended term) is seven (7) years or longer, each party hereto agrees, on the request of the other, to execute a so-called notice of lease in recordable form, complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease. if this Lease is terminated prior to the Lease expiration date set forth in such notice of lease, each party hereto agrees, on the request of the other, to execute and deliver a recordable certificate documenting such earlier termination date.

12.11 NOTICES. Whenever, by the terms of this Lease, notices shall or may be given either to Landlord or to Tenant, such notice shall be in writing. All such notices shall be delivered in hand, sent by registered mail, postage prepaid, return receipt requested, or sent by an overnight express courier service which provides evidence of delivery or attempted delivery.:

       if intended for Landlord, delivered or addressed to Landlord at Landlord's original Address (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) with a copy to: James D. Sperling, Esq., Kassler & Feuer, P.C., 101 Arch Street, Boston, Massachusetts 02110.

       If intended for Tenant, delivered or addressed to Tenant at Tenant's original Address until the Commencement Date and thereafter to the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice) with a copy to Secretary, Kaiser Aerospace and Electronics Corporation, 950 Tower Lane, Suite 800, Foster City, California 94404.

       All notices shall be effective on the day delivered provided the same is delivered on or before 5:00 p.m. on such day or on the following Business Day if not delivered on or before 5:00 P.M.

12.12 WHEN LEASE BECOMES BINDING. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

12.13 PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

12.14 RIGHTS OF MORTGAGEE OR GROUND LESSOR. (a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all mortgages and/or ground leases which may now or hereafter affect the Property whether or not such mortgages or leases shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such mortgages and leases and all consolidations of such mortgages, provided that, with respect to any such mortgage or lease hereafter placed on the Property, Landlord shall deliver to Tenant an agreement by such holder or lessor to the effect that, subject to qualifications of the type set forth in the second sentence of paragraph (b) hereof, all of Tenant's rights and Landlord's obligations hereunder shall be recognized by such holder or lessor. Such subordination shall be automatic and without need for any additional action or documentation. Without derogating from the foregoing, in confirmation of such subordination, and subject to the foregoing condition, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the holder of any such mortgage or the lessor under any such lease or any of their respective successors in interest may reasonably request to evidence such subordination. Landlord agrees to request the holder of the existing mortgage on the Property to deliver an agreement by such holder to the effect that, subject to the qualifications of the type set forth in the second sentence of paragraph
       (b) hereof, that such holder recognizes all of Tenant's rights hereunder. Any mortgage to which this Lease is, at the time referred to, subject and subordinate, is herein called "Superior Mortgage" and the holder of a Superior Mortgage is herein called "Superior Mortgagee"; and any lease to which this Lease is at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor".

       (b) If any Superior Mortgagee or Superior Lessor or the nominee or designee of any Superior Mortgagee or Superior Lessor shall succeed to the rights of Landlord (for the purposes of this paragraph (b), the "Preceding Landlord") under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then Tenant shall attorn to and recognize such party (herein called "Successor Landlord") so succeeding to the Preceding Landlord's rights as Tenant's landlord under this Lease and, upon such Successor Landlord's request, Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment provided that such Successor Landlord gives Tenant a written agreement to accept Tenant's attornment and recognizes Tenant's rights under this Lease (subject to the qualifications hereinafter set forth). Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease or its nominee or designee) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of the Preceding Landlord under this Lease, (b) responsible for any monies owing by or on deposit with the Preceding Landlord to the credit of Tenant; provided, however, that Tenant shall be entitled to a credit for payments in advance of any Additional Rent as required hereunder, (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against the Preceding Landlord, unless the same is specifically permitted under this Lease, (d) bound by any modification of this Lease subsequent to such Superior Mortgage or Lease which was not approved in writing by the Superior Mortgagee or Superior Lessor, or by any previous prepayment of Base Rent for more than one (1) month which was not approved in writing by the Superior Mortgagee or Superior Lessor thereto, (e) liable to the Tenant beyond the Successor Landlord's interest in the Property and the rents, income, receipts, revenues, issues and profits issuing from such Property, (f) responsible for the performance of any work to be done by the Preceding Landlord under this Lease to render the Premises ready for occupancy by the Tenant, (g) required to remove any person occupying the Premises or any part thereof, except if such person claims by, through or under the Successor Landlord.

12.15 ESTOPPEL CERTIFICATES. Within fifteen (15) days following any written request which Landlord or Tenant (the "Requesting Party") may make from time to time to the other party hereto (the "Responding Party"), the Responding Party shall execute and deliver to the Requesting Party, any prospective purchaser, mortgagee or prospective mortgagee, ground lessor or prospective ground lessor, a sworn statement certifying as to: (a) the Commencement Date of this Lease,

       (b) the fact that this Lease is unmodified or, if this Lease has been modified, the extent of such modification, was duly authorized and properly executed and delivered by the Responding Party and is in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified (and attaching a copy of such modifications), that the Lease represents the entire agreement between Landlord and Tenant with respect to the Premises, (c) the date to which the Base Rent has been paid, the amount of such Base Rent, Tenant's Proportionate Share and Tenant's current monthly payments on account of estimated operating and Tax Expenses, (d) the fact that there are no current defaults under this Lease nor any events or conditions which, with the giving of notice or the lapse of time or both, would constitute a default, by the Responding Party or, to the best of the Responding Party's knowledge, the Requesting Party, except as specified in the Responding Party's statement, and that the Responding Party, to the best of the Responding Party's knowledge, has no existing defense, offsets, liens, claims or credits under this Lease or against any amounts payable under this Lease, (e) the extent to which any options to extend the Term or expand the Premises have been exercised by Tenant, (f) the amount of any Security Deposit held by Landlord, (g) the fact that Tenant has not assigned, pledged or transferred any interest in the Lease or sublet any portion of the Premises or, if Tenant has so assigned, pledged, transferred or sublet, the extent of such assignment, pledge, transfer or subletting, (h) to the best of the Requesting Party's knowledge, all of Landlord's obligations with respect to the installation of improvements to the Premises to prepare them for Tenant's use have been satisfied (or the extent to which they have not been satisfied), (i) that (if the Responding Party is Tenant) no actions, whether voluntary or otherwise, are pending against Tenant under any bankruptcy laws of the United States or any state thereof, and (j) such other matters reasonably requested by the Requesting Party. Tenant and Landlord acknowledge that any statement delivered pursuant to this Article may be relied upon by any such party, and the Responding Party shall be liable for all loss, cost or expense resulting from or caused by any material misstatement contained in such estoppel certificate, or the failure to deliver the estoppel certificate.

12.16 REMEDYING DEFAULTS. Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums, together with interest thereon at a rate equal to three percent (3%) over the so-called "Base Rate" in effect from time to time at the First National Bank of Boston, but in no event less than ten percent (10%) per annum, as an additional charge; provided, however, if such interest rate exceeds the highest interest rate then allowed under applicable law, such interest rate shall be reduced automatically to the then highest interest rate allowed under law. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment of Base Rent, Tenant's Share of operating and Tax Expenses or any other payment required to be made by Tenant hereunder, and which is not paid on or before the date the same is due, a late charge in an amount equal to five percent (5%) of the delinquent amounts and, if such amount remains delinquent for more than thirty (30) days, Landlord shall have the right without notice or demand to collect interest from Tenant on such delinquent amount at a rate equal to three percent (3%) over the so-called "Base Rate" in effect from time to time at The First National Bank of Boston, but in no event less than ten percent (10%) per annum, to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, Tenant hereby agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and acknowledging that the amount stated herein represents a reasonable estimate thereof.

12.17 HOLDING OVER. Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to 1-1/2 times the Base Rent then in effect plus Tenant's Share of operating and Tax Expenses and other charges herein provided (prorated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease as far as applicable.

12.18 SURRENDER OF PREMISES. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises in neat and clean condition and in good order, condition and repair, together with all alterations, additions and improvements which may have been made or installed in, on or to the Premises prior to or during the Term of this Lease, excepting only ordinary wear and Use and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration.
       Tenant shall remove all of Tenant's Removable Property and, to the extent specified by Landlord, all alterations, additions and improvements made by Tenant; and shall repair any damages to the Premises or the Building caused by such removal. Any Tenant's Removable Property which shall remain in the Building or on the Premises after the expiration or termination of the Term of this Lease shall be deemed conclusively to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense.

12.19 BROKERAGE. Landlord and Tenant each mutually warrants and represents to the other that they have dealt with no broker in connection with the consummation of this Lease other than Broker. Landlord and Tenant hereby each agree to indemnify, defend and hold the other harmless from any claim arising from the breach of such representation and warranty.

12.20 GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.


                                  ARTICLE XIII

                           TENANT CANCELLATION OPTION

13.1 CANCELLATION OPTION. Tenant shall have the right and option (the "Termination Option") to terminate this Lease at the end of the thirty-sixth (36th) month, the forty-second (42nd) month, the forty-eighth
       (48th) month, the fifty-fourth (54th) month, and the fifty-ninth (59th) month of the Term (the "Termination Dates"). Tenant shall exercise its Termination Option by giving written notice (the "Termination Notice") to Landlord of its desire to terminate the Lease at least two hundred seventy (270) days prior to the applicable Termination Date. In conjunction with its Termination Notice, if Tenant terminates at the end of the thirty-sixth month, Tenant shall pay Landlord a Termination Fee of Thirty Five Thousand Dollars ($35,000.00) ; provided, however if Tenant elects to exercise its Termination Option at one of the later Termination Dates, the amount of the Termination Fee shall be reduced by One Thousand Four Hundred Fifty Eight and 33/100 Dollars ($1,458.33) per month for each month the Tenant occupies the Premises after the thirty-sixth month. Tenant's failure to pay the Termination Fee at the time the Termination Notice is given shall render the Termination Notice null and void and of no effect whatsoever, time being of the essence of this paragraph.

       IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                   LANDLORD:


                                   /s/ Robert F. Tambone
                                   -------------------------------
                                   Robert F. Tambone, Trustee as aforesaid and
                                   not individually

                                   TENANT:

                                   OKTAS, a Massachusetts general partnership, by all of its general partners


                                   VISTA


                                   By: /s/ John Lyon
                                       ---------------------------
                                   Name:  John Lyon
                                   Title: President


                                   OKTAS, INC.


                                   By: /s/ Ken Hori
                                       ---------------------------
                                   Name:  Ken Hori
                                   Title: President

FLANDERS ROAD                      EXHIBIT CS

                            JANITORIAL SPECIFICATIONS


I.     LOBBY AND COMMON AREAS

       A.   DAILY

            1.    Clean glass doors and frames
            2.    Spot clean surrounding entrance glass
            3.    Spot clean interior partition glass
            4.    Dust lobby furniture and fixtures
            5.    Dust sills and ledges
            6.    Spot clean walls, doors, and frames
            7.    Sweep and damp mop tiled areas
            8.    Vacuum carpeted areas
            9.    Spot clean carpets
            10.   Clean and sanitize water fountain

       B.   WEEKLY

            1.    Dust high ledges and corners of atrium

       C.   AS NEEDED

            1.    Replace light bulbs


II.    EXECUTIVE OFFICES AND CONFERENCE ROOMS

       A.   Daily

            1.    Remove trash and replace liners
            2.    Empty and clean ashtrays
            3.    Dust furniture, fixtures, sills and ledges
            4.    Vacuum carpeted areas
            5.    Spot clean carpets
            6.    Wipe down telephones
            7.    Spot clean walls, doors, and frames
            8.    Replace light tubes as necessary

III.   OFFICES AND ADMINISTRATIVE AREAS

       A.   DAILY

            1.    Remove trash and replace liners
            2.    Empty and clean ashtrays
            3.    Dust furniture, fixtures, sills, and ledges
            4.    Vacuum carpeted areas
            5.    Spot clean carpets
            6.    Wipe down telephones
            7.    Spot clean walls, doors, and frames
            8.    Replace light tubes as necessary


IV.    CAFETERIA AND COFFEE SERVICE AREA

       A.   DAILY

            1.    Remove trash and replace liners
            2.    Empty and clean ashtrays
            3.    Sweep and damp mop floors
            4.    Spot clean walls
            5.    Wipe down food prep areas
            6.    Wipe down tables and chairs
            7.    Wipe down vending machines and microwaves

       B.   WEEKLY

            1.    Spray buff tiled floor

       C.   ANNUALLY (OR MORE OFTEN IF REQUIRED)

            1.    Strip and re-finish tiled floor


V.     REST ROOMS

       A.   DAILY

            1.    Remove trash and replace liners
            2.    Empty and clean sanitary dispensers
            3.    Clean and sanitize toilets, urinals, and sinks
            4.    Clean shower stalls
            5.    Spot clean walls and partitions

            6.    Clean mirrors and chrome work
            7.    Sweep and mop floor with germicidal solution
            8.    Replace paper and dispenser products


VI.    ELEVATOR AND STAIRWELLS

       A.   DAILY

            1.    Vacuum / sweep elevator floor
            2.    Polish interior of elevator
            3.    Polish exterior call buttons
            4.    Vacuum carpeted stairwells
            5.    Sweep and mop non-carpeted stairwells
            6.    Spot clean walls and exit doors

                                   EXHIBIT OC

                              (Operating Expenses)


Operating Expenses shall include:

1. All expenses reasonably incurred by Landlord or Landlord's agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night Building supervisors, the Property manager, janitors, carpenters, engineers, mechanics, electricians and plumbers but excluding any expenses for any executive employees.

2. The cost reasonably incurred by Landlord for services, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

3. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that such costs shall be suitably prorated, over the generally accepted useful life of such tools.

4. Reasonable expenses incurred by Landlord in any real estate tax abatement proceeding.

5. Premiums incurred by Landlord for insurance against damage or loss to the Building from such hazards as shall from time to time be generally required by institutional mortgagees in the Boston area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance and premiums for fidelity bonds covering persons having custody or control over funds or other property of Landlord relating to the Property.

6. If, during the Term of this Lease, Landlord shall make a capital expenditure which is necessary to meet the requirements of applicable laws, regulations or ordinances or which is designed to increase the operating efficiency of the Building (which for purposes hereof, shall mean that the aggregate cost savings related to such capital improvement can reasonably be expected to equal the amount of such capital expenditure (plus the interest factor hereinafter referred to) within the generally accepted useful life of such improvement), the total cost of which is not properly includable in Operating Expenses for the Operating Year in which it was made, there shall nevertheless be included in such operating Expenses for the Operating Year in which it was made and in operating Expenses for each succeeding operating Year the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure by the number of years of useful life of the improvement made with the capital expenditure, and adding thereto a reasonable interest factor (taking into account the rate then being charged by institutional lenders for loans to finance the item over its useful life) on the unamortized portion of the capital expenditure; and the useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.

7. Costs incurred by Landlord for electricity, fuel, water and sewer use charges, and all other utilities supplied to the Property and fees for any public services rendered to the Property, except for those actually paid or reimbursed to Landlord by tenants of the Property.

8. Betterment assessments provided the same are apportioned equally over the longest period permitted by law, and all sales and use taxes relating to any items includable in Operating Expenses.

9. Notwithstanding the foregoing, Operating Expenses shall not include the following: (a) the cost of repairs or replacements (i) resulting from casualty losses or eminent domain takings (other than the amount of any deductible) or (ii) correcting defects in design or construction of the Building; (b) costs incurred due to violation by Landlord of the terms and conditions of any lease, (c) depreciation or amortization of the Building or any part thereof; (d) replacement or contingency reserves; (e) ground lease rents or payment of any debt or equity obligations; (f) legal and other professional fees relating to negotiations with tenants, leasing, financing or other services not related to the normal operation, maintenance, cleaning, repair and protection of the Property; (g) brokerage fees and commissions; (h) the cost of special services rendered to Building tenants which are directly chargeable to such tenants; (i) expenses for renovating tenant space or incurred for the sole benefit of a particular tenant; and (j) Tax service fees. Operating Expenses shall be reduced by the amount of any proceeds, awards, payments, guarantees, credits or reimbursements which Landlord actually receives and which are applicable to Operating Expenses, less the cost reasonably incurred in recovering such amount.

                                    GUARANTY


     This GUARANTY is made as of the 14th day of April, 1994 by, Kaiser Aerospace and Electronics Corporation, a Nevada corporation, having an address of 950 Tower Lane, Suite 800, Foster City, California, 94404 (the "Guarantor"), for the purpose of inducing Robert F. Tambone, Trustee of MAT Realty Trust u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286, having a principal place of business at c/o Atlantic Realty and Development, Inc. . 24 New England Executive Park, Burlington, MA 01803 (the "Landlord"), to enter into a Lease (the "Lease") with OKTAS (the "Tenant"), a Massachusetts general partnership, for 8,733 square feet of space in the premises known as and numbered 134 Flanders Road, Westborough, Massachusetts (the "Leased Premises"), upon the terms and conditions set forth in the Lease which is attached hereto as Exhibit "A".

     In consideration of the foregoing, each of the undersigned agrees:

     1. GUARANTY. Subject to the terms and conditions of this Guaranty, the Guarantor unconditionally guarantees to the Landlord prompt and full payment and performance when due of all of the present and future amounts due from Tenant under the Lease. All such amounts due are referred to in this Guaranty as the "Obligations." The Guarantor's liability hereunder is direct and unconditional and may be enforced after nonpayment or nonperformance by the Tenant of any of the obligations without requiring Landlord to resort to any other person or entity (including, without limitation, the Tenant) or any other right, remedy or collateral.

     2. RIGHTS OF LANDLORD. The Guarantor authorizes the Landlord to alter at any time, in accordance with the terms of Lease, any of the terms of the Obligations, to take and to hold any security for the obligations and to accept additional or substituted security, to subordinate, compromise or release any security, to release the Tenant from its liability for all or any part of the Obligations, to release the Guarantor hereunder or to substitute or add one or more guarantors or endorsers hereunder, and to assign this Guaranty in whole or in part. Landlord may take any and all of the foregoing actions upon such terms and conditions as Landlord may elect, without obtaining the consent of the Guarantor and without affecting the liability of the Guarantor to Landlord. Landlord shall give Guarantor notice as required under paragraph 12.11 of the Lease.

     3. JOINT, SEVERAL AND INDEPENDENT LIABILITY. The obligations of the Guarantor under this Guaranty are joint and several and independent of the obligations of the Tenant. Landlord may release or settle with the Tenant or any other guarantor at any time without affecting the continuing liability of the Guarantor. Landlord may proceed against the Guarantor under this Guaranty without first proceeding against the Tenant, against any other Guarantor or any other person or any security held by Landlord and without pursuing any other remedy. Landlord's rights under this Guaranty will not be altered or exhausted by any action by Landlord until all of the Obligations have been paid, performed and satisfied in full.

     4. WAIVER OF INDULGENCE. The Guarantor waives notice of acceptance of this Guaranty and all presentment, demand, protest, notice of protest and notices of default or dishonor of any obligation guaranteed hereby and all other suretyship defenses generally. No extension of time or other indulgence or release of liability or collateral granted by Landlord to the Tenant or to the Guarantor will release or affect the obligations of the Guarantor hereunder and no act, omission or delay on the part of Landlord in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of any of the obligations shall be a waiver of any such right or release or affect the Obligations. This Guaranty shall not be impaired by any bankruptcy, insolvency, arrangement, assignment for the benefit of creditors, reorganization
or other debtor relief proceedings under any federal or state law,    whether
now existing or hereafter enacted, with respect to Tenant, or if for any other reason Tenant or any other guarantor has no legal obligation to discharge any of the obligations.

     5. SUBORDINATION OF RIGHTS. The Guarantor covenants and agrees that any indebtedness of the Tenant to the Guarantor, whether arising from payments made by the Guarantor pursuant to this Guaranty or otherwise, is hereby subordinated to the Obligations and that after any default under the Lease, the Guarantor shall hold any funds received from Tenant in trust for Landlord to satisfy the Obligations. This subordination of the indebtedness and other Obligations shall continue until all of the Obligations have been paid, performed and satisfied in full. Nothing in this Section shall prevent the Guarantor from enforcing and collecting any obligation owed to the Guarantor by the Tenant prior to a default under the Lease or after the Obligations have been paid, performed and satisfied in full.

     6. DEFAULT. Landlord may declare the Guarantor in default under this Guaranty if the Guarantor fails to perform any of its obligations under this Guaranty or under any other guaranty given to Landlord in connection with the Lease.

     7. DELAY; CUMULATIVE REMEDIES. No delay or failure by the Landlord to exercise any right or remedy against the Tenant or the Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord against the Tenant and the Guarantor are cumulative.

     8. EXPENSES OF COLLECTION. The Guarantor shall pay to Landlord on demand any and all expenses paid or incurred by Landlord, including reasonable attorneys' fees and disbursements, in connection with the collection or enforcement of the obligations or this Guaranty. Until paid to Landlord, such sums will bear interest at the default rate set forth in the Lease. Provided, however, if a legal proceeding is initiated to either collect or enforce the Obligations, or to challenge such collection or enforcement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses of litigation or arbitration in addition to any other relief to which it may be entitled.

     9. ENTIRE AGREEMENT. The whole of this Guaranty is set forth herein, and there is no verbal or other written agreement, and no understanding or custom affecting the terms hereof. This Guaranty can be modified only be a written instrument signed by the parties to be charged.

     10. INTERPRETATION AND BINDING EFFECT. If any provision of this Guaranty shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. This Guaranty shall be governed and construed pursuant to laws of The Commonwealth of Massachusetts and shall take effect as a sealed instrument and shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                                   KAISER AEROSPACE AND ELECTRONICS
                                   CORPORATION



/s/ illegible                      By:/s/ illegible
---------------------------           --------------------------------
Witness                                   its
                                          duly authorized Senior V.P.

                            FIRST AMENDMENT TO LEASE


     This First Amendment to Lease (the "Amendment") is made as of this 29th day of March, 1996, by and between Robert F. Tambone, as Trustee of MAT Realty Trust, u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286 (the "Landlord") and OKTAS, a Massachusetts general partnership of which OKTAS, Inc., a Massachusetts corporation and VISTA Medical Technologies, Inc., a California corporation, are the sole general partners (the "Tenant").

     Reference is hereby made to a certain lease the ("Lease") dated as of April 14, 1994 by and between Landlord and Tenant, relating to, certain space in the building located at 134 Flanders Road, Westborough, Massachusetts. The Guaranty of Kaiser Aerospace and Electronics Corporation, a Nevada corporation, will remain with respect to the obligations arising from the 8,733 square feet originally leased under the Lease (the "Original Premises"), but the obligations of Tenant under this Amendment will be secured by a security deposit in lieu of a guaranty. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

     WHEREAS, Landlord and Tenant desire to add 4,663 rentable square feet of space on the ground floor of the Building (the "Additional Premises') to the Premises leased under the Lease and to amend the Lease in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as of the earlier of April 30,1996 and Substantial Completion of the Tenant Improvements (as hereinafter defined) installed by Tenant (the "Effective Date") as follows:

     1. In addition to the Base Rent described in Section 1.1 of the Lease, the following is inserted therewith and added thereto:

          Additional Premises Base Rent: The sums set forth below, as the same may be adjusted and/or abated pursuant to this Lease:

          Forty One Thousand Nine Hundred Sixty Seven Dollars ($41,967) annually throughout the Term ($9.00 per square foot of Premises Rentable Area).

     2. The definition of "Premises" contained in Section 1.1 of the Lease is hereby deleted and the following is inserted therefor:

          8,733 square feet until the Effective Date and, then, 13,396 square feet (the "Premises Rentable Area") of the Building which is agreed to be as shown on EXHIBIT FP annexed hereto."

     3. The definition of "Premises Usable Area" contained in Section 1.1 of the Lease is hereby deleted in its entirety.

     4.   The definition of "Tenant's Proportionate Share" contained in Section
1.1 of the Lease is hereby deleted and the following is inserted therefor:

          "The quotient derived by dividing the Premises Rentable Area by the Building Rentable Area which as of the execution date of this Lease Amendment is 15.32% and, as of the Effective Date, will become 23.50%."

     5. EXHIBIT FP of the Lease is hereby deleted and the plan attached hereto as EXHIBIT FP is hereby incorporated into the Lease as EXHIBIT FP.

     6.   The definition of "Landlord's Original Address" contained in Section
1.1 of the Lease is hereby deleted and the following inserted therefor:

          c/o Atlantic Realty & Development, Inc.
          24 New England Executive Park
          Burlington, Massachusetts 01803

     7. The Term for the Additional Premises shall extend from the Effective Date through the expiration date of the Term for the original Premises, which is agreed to be May 1, 1999.

     8. A definition for "Security Deposit" shall be added to Section 1.1 of the Lease as follows: $10,491.75.

     9. Article XIII, Tenant's Cancellation Option, is hereby deleted from the Lease for all purposes and the following Article XIII, Security Deposit, shall be inserted therefor:

                                  ARTICLE XIII

                                SECURITY DEPOSIT

     13.1 Tenant has deposited with Landlord the Security Deposit which shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and, except as hereinafter stated, not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's Default. If a Default of Tenant occurs Landlord may use any part of the Security Deposit for the payment of any Base Rent, Tenant's Proportionate Share of Operating and Tax Expenses, or other sum owing to Landlord, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of a Default of Tenant or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of a Default of Tenant. If any portion is so used, Tenant shall within five (5) days after written demand therefore, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within 60 days after termination of this Lease unless Landlord shall have reasonably determined that Tenant's obligations under this Lease have not been fulfilled. Within 60 days after Landlord's reasonable determination of Tenant's obligations under this Lease, Landlord shall return the Security Deposit to Tenant to the extent not used to fully discharge Tenant's obligations under Lease. Notwithstanding anything in the foregoing to the contrary, in the event no Default exists as of or after the date two (2) months prior to the expiration date of the Term, upon written request of Tenant an amount equal to no more than two months of Base Rent due under this Lease may be applied by Tenant from the Security Deposit towards Tenant's remaining Base Rent obligations.

     10. Except as otherwise expressly stated herein, the Additional Premises shall be delivered to Tenant by Landlord in its "AS IS" condition on the Effective Date and thereupon shall become part of the Premises. Landlord shall not be obligated to install any tenant improvements. Any work done by Tenant in the Additional Premises shall be done in full compliance with all applicable laws and regulations, with Section 5.2 of the Lease, and with all other applicable provisions of the Lease. "Substantial Completion of the Tenant Improvements" shall be deemed to be the earlier of (a) Tenant's occupancy of the Additional Premises for Tenant's business purposes; (b) issuance of a Certificate of Occupancy for the Additional Premises by the Town of Westborough; or (c) completion of the Tenant Improvements to the extent that the Additional Premises are in an operating condition usable by Tenant for the Permitted Uses except for minor items of work which can be completed after occupancy has been taken by Tenant without causing material interference with Tenant's use of the Premises for the Permitted Uses (i.e. so-called "punch list" items).

     11. Landlord and Tenant agree that Tenant shall be obligated to pay, in the manner specified in Section 8.2 of the Lease, a management fee of three (3%) percent of Base Rent relative to the Premises and the Additional Premises.

     12. Landlord agrees to expeditiously construct a shipping/receiving area (the "Shipping Area") serving Tenant and other space on the ground floor of the Building. Such area shall include a bell and associated nameplate for each tenant served by the Shipping Area, each of which bells to ring only in the area of the specified tenant. Tenant agrees to share on a pro rata basis with other tenants authorized by the Landlord to utilize the Shipping Area all Operating Expenses arising with respect to the Shipping/Receiving Area, including without limitation, Electricity Expenses, cleaning, maintenance and any additional insurance expense directly attributable to such Shipping Area or the use thereof, all payable at times and in the manner specified in Section 8.2(b) of the Lease.

     Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                        LANDLORD:


                                        /s/ Robert F. Tambone
                                        ---------------------------------------
                                        Robert F. Tambone, Trustee as aforesaid
                                        and not individually


                                        TENANT:

                                        OKTAS, a Massachusetts general
                                        partnership
                                        By:  Oktas, Inc., a Massachusetts
                                             corporation


                                             By:  /s/ Ken Hori
                                                  ------------------------------

                                             Name:  Ken Hori
                                                  ------------------------------

                                             Title: President
                                                   -----------------------------


                                        By:  Vista Medical Technologies, Inc., a
                                             California corporation, its general
                                             partner


                                             By:  /s/ John Lyon
                                                  ------------------------------

                                             Name:  John Lyon
                                                  ------------------------------

                                             Title: President
                                                   -----------------------------

                               CLERK'S CERTIFICATE


     I, /s/ KEN HORI, do hereby certify that I am the Clerk of Oktas, Inc. (the "Corporation), a Massachusetts corporation with its principal place of business in Westborough, Massachusetts, and that I have been duly elected and am presently serving in that capacity in accordance with the Bylaws of the Corporation.

     I further certify that by unanimous written consent of the directors of the Corporation, votes in the form of EXHIBIT A attached hereto were duly adopted by all present at a meeting of said directors duly called and as to which notice was duly given as required by law and the By-laws of the Corporation. The votes as specified are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

     I further certify that as of this date the following is the current duly elected and acting officer of the Corporation who is authorized pursuant to the attached votes.


     Name                               Title
     ----                               -----


  Ken Hori                           President
------------------------------     ------------------------------


     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the
Corporation this  29TH  day of   MARCH  , 1996.



                                        Ken Hori
                                   ------------------------------
                                             , Clerk


[CORPORATE SEAL]

                                    EXHIBIT A



VOTED: That the Corporation be authorized on the signature of its President, Ken Hori, to enter into a leasing arrangement as general partner of Oktas, a Massachusetts general partnership with Robert F. Tambone, as Trustee of MAT Realty Trust (the "Landlord") in respect of the Building known as 134 Flanders Road, Westborough, Massachusetts, as evidenced by a lease and amendment (together, the "Lease") for same.

VOTED: That the Lease in the form submitted by the Landlord be and is hereby approved, and that the named President is hereby authorized to execute, seal, and deliver such document on behalf of the Corporation with such changes therein as such officer so acting may deem necessary or desirable, the execution and delivery thereof to be conclusive evidence that the same have been separately authorized by the Directors of the Corporation.

VOTED: That the President of the Corporation is hereby authorized to execute and deliver such other documents, instruments, and certificates and to do such other acts as may be necessary or desirable to consummate the leasing arrangement approved above, the execution and delivery thereof or the doing of any such act to be the conclusive evidence that such has been separately approved by the Directors of the Corporation.

                               CLERK'S CERTIFICATE


     I, Larry Osterink, do hereby certify that I am the Clerk of Vista Medical Technologies, Inc., (the "Corporation), a California corporation with its principal place of business in Carlsbad, California, and that I have been duly elected and am presently serving in that capacity in accordance with the Bylaws of the Corporation.

     I further certify that by unanimous written consent of the directors of the Corporation, votes in the form of EXHIBIT A attached hereto were duly adopted by all present at a meeting of said directors duly called and as to which notice was duly given as required by law and the By-laws of the Corporation. The votes as specified are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

     I further certify that as of this date the following is the current duly elected and acting officer of the Corporation who is authorized pursuant to the attached votes.


     Name                                   Title
     ----                                   -----

  John Lyon                          President
------------------------------     ------------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 29th day of MARCH, 1996.



                                     /s/ Larry M. Osterink
                                   ------------------------------
                                                  , Clerk


[CORPORATE SEAL]

                                    EXHIBIT A


VOTED: That the Corporation be authorized on the signature of its President, John Lyon, to enter into a leasing arrangement as general partner of Oktas, a Massachusetts general partnership, with Robert F. Tambone, as Trustee of the MAT Realty Trust (the "Landlord") in respect of the Building known as 134 Flanders Road, Westborough, Massachusetts, as evidenced by a lease (the "Lease") for same.

VOTED: That the Lease in the form submitted by the Landlord be and is hereby approved, and that the named President is hereby authorized to execute, seal, and deliver such document on behalf of the Corporation with such changes therein as such officer so acting may deem necessary or desirable, the execution and delivery thereof to be conclusive evidence that the same have been separately authorized by the Directors of the Corporation.

VOTED: That the President of the Corporation is hereby authorized to execute and deliver such other documents, instruments, and certificates and to do such other acts as may be necessary or desirable to consummate the leasing arrangement approved above, the execution and delivery thereof or the doing of any such act to be the conclusive evidence that such has been separately approved by the Directors of the Corporation.

                            SECOND AMENDMENT TO LEASE


     This Second Amendment to Lease (the "Amendment") is made as of this 28th day of October, 1996, by and between Robert F. Tambone, as Trustee of MAT Realty Trust, u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286 (the "Landlord") and OKTAS, a Massachusetts general partnership of which OKTAS, Inc., a Massachusetts corporation and VISTA Medical Technologies, Inc., a California corporation, are the sole general partners (the "Tenant").

     Reference is hereby made to a certain lease the (as amended, the "Lease") dated as of April 14, 1994 by and between Landlord and Tenant, and a certain First Amendment to Lease dated as of March 1 1996 (the "First Amendment"), relating to certain space in the building located at 134 Flanders Road, Westborough, Massachusetts. The Guaranty of Kaiser Aerospace and Electronics Corporation, a Nevada corporation, will remain with respect to the obligations arising from the 8,733 square feet originally leased under the Lease (the "Original Premises"), but the obligations of Tenant under the First Amendment will be secured by a security deposit in lieu of a guaranty. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

     WHEREAS, Landlord and Tenant desire to add 9,128 rentable square feet of space on the second floor of the Building (the "Second Amendment Additional Premises') to the Premises leased under the Lease and First Amendment, and to amend the Lease in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as of November 1, 1996 (the "Effective Date") as follows:

     1. In addition to the Base Rent described in Section 1.1 of the Lease, and in addition to the Base Rent described in the First Amendment, the following is inserted therewith and added thereto:

          Second Amendment Additional Premises Base Rent: The sums set forth below, as the same may be adjusted and/or abated pursuant to this Lease:

          One Hundred Thousand Four Hundred Eight Dollars ($100,408) annually ($8,367.33 monthly) for the first year of the Term ($11.00 per square foot of Premises Rentable Area).

          For the second year of the Term, One Hundred Four Thousand Nine Hundred Seventy Two Dollars ($104,972) annually ($8,747.67 monthly) (11.50 per square foot of Premises Rentable Area).

          For the third and fourth years of the Term, One Hundred Nine Thousand Five Hundred Thirty Six Dollars ($109,536) annually ($9,128 monthly) (12.00 per square foot of Premises Rentable Area).

          For the fifth year of the Term, One Hundred Fourteen Thousand, One Hundred Dollars ($114,100) annually ($9,508.33 monthly) (12.50 per square foot of Premises Rentable Area).

     2. The definition of "Premises" contained in Section 1. 1 of the Lease is hereby deleted and the following is inserted therefor:

          13,396 square feet until the Effective Date and, then, 22,524 square feet (the "Premises Rentable Area") of the Building which is agreed to be as shown on EXHIBIT FP annexed hereto.

     3.   The definition of "Tenant's Proportionate Share" contained in Section
1.1 of the Lease is hereby deleted and the following is inserted therefor:

          "The quotient derived by dividing the Premises Rentable Area by the Building Rentable Area which as of the execution date of this Lease Amendment is 23.50% and, as of the Effective Date, will become 39.52%."

     4. EXHIBIT FP of the Lease is hereby deleted and the plan attached hereto as EXHIBIT FP is hereby incorporated into the Lease as EXHIBIT FP.

     5.   The definition of "Landlord's Original Address" contained in Section
1.1 of the Lease is hereby deleted and the following inserted therefor:

          c/o Atlantic Realty & Development, Inc.
          24 New England Executive Park
          Burlington, Massachusetts 01803

     6. The Term for the Second Amendment Additional Premises shall extend from the Effective Date through October 31, 2001. The Term for the original premises and the Additional Premises leased pursuant to the Lease and the First Amendment shall be unchanged by this Second Amendment.

     7. Except as otherwise expressly stated herein, the Additional Premises shall be delivered to Tenant by Landlord in its "AS IS" condition on the Effective Date and thereupon shall become part of the Premises. Landlord shall not be obligated to install any tenant improvements. Any work done by Tenant in the Additional Premises shall be done in full compliance with all applicable laws and regulations, with Section 5.2 of the Lease, and with all other applicable provisions of the Lease.

     8. Landlord and Tenant agree that Tenant shall be obligated to pay, in the manner specified in Section 8.2 of the Lease, a management fee of three (3%) percent of Base Rent relative to the Premises, the Additional Premises, and the Second Amendment Additional Premises.

     Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                        LANDLORD:


                                             /s/ Robert F. Tambone
                                        -----------------------------------
                                        Robert F. Tambone, Trustee as aforesaid
                                        and not individually

                                        TENANT:

                                        OKTAS, a Massachusetts general
                                        partnership

                                        By:  Oktas, Inc., a Massachusetts
                                             corporation


                                             By: /s/ Ken Hori
                                                ---------------------------

                                             Name:   Ken Hori
                                                  -------------------------

                                        Title:       President
                                              -----------------------------


                                        By:  Vista Medical Technologies, Inc., a
                                             California corporation, its general
                                             partner

                                             By:  /s/ John Lyon
                                                ---------------------------

                                             Name:     John Lyon
                                                  -------------------------

                                             Title:        President
                                                   ------------------------

                               CLERK'S CERTIFICATE


     I, Ken Hori, do hereby certify that I am the Clerk of Oktas, Inc. (the "Corporation), a Massachusetts corporation with its principal place of business in Westborough, Massachusetts, and that I have been duly elected and am presently serving in that capacity in accordance with the Bylaws of the Corporation.

     I further certify that by unanimous written consent of the directors of the Corporation, votes in the form of EXHIBIT A attached hereto were duly adopted by all present at a meeting of said directors duly called and as to which notice was duly given as required by law and the By-laws of the Corporation. The votes as specified are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

     I further certify that as of this date the following is the current duly elected and acting officer of the Corporation who is authorized pursuant to the attached votes.


          Name                               Title
          ----                               -----

   Ken Hori                           President
------------------------------     ------------------------------


     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 22 day of October, 1996.



                                             Ken Hori
                                        ------------------------------
                                                  , Clerk



[CORPORATE SEAL]

                                    EXHIBIT A


VOTED: That the Corporation be authorized on the signature of its President, Ken Hori, to enter into a leasing arrangement as general partner of Oktas, a Massachusetts general partnership with Robert F. Tambone, as Trustee of MAT Realty Trust (the "Landlord") in respect of the Building known as 134 Flanders Road, Westborough, Massachusetts, as evidenced by a lease and amendment (together, the "Lease") for same.

VOTED: That the Second Amendment to Lease in the form submitted by the Landlord be and is hereby approved, and that the named President is hereby authorized to execute, seal, and deliver such document on behalf of the Corporation with such changes therein as such officer so acting may deem necessary or desirable, the execution and delivery thereof to be conclusive evidence that the same have been separately authorized by the Directors of the Corporation.

VOTED: That the President of the Corporation is hereby authorized to execute and deliver such other documents, instruments, and certificates and to do such other acts as may be necessary or desirable to consummate the leasing arrangement approved above, the execution and delivery thereof or the doing of any such act to be the conclusive evidence that such has been separately approved by the Directors of the Corporation.

                               CLERK'S CERTIFICATE


     I, Robert DeVaere, do hereby certify that I am the Clerk of Vista Medical Technologies, Inc. (the "Corporation), a California corporation with its principal place of business in Carlsbad, California, and that I have been duly elected and am presently serving in that capacity in accordance with the Bylaws of the Corporation.

     I further certify that by unanimous written consent of the directors of the Corporation, votes in the form of EXHIBIT A attached hereto were duly adopted by all present at a meeting of said directors duly called and as to which notice was duly given as required by law and the By-laws of the Corporation. The votes as specified are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

     I further certify that as of this date the following is the current duly elected and acting officer of the Corporation who is authorized pursuant to the attached votes.


          Name                               Title
          ----                               -----

        John Lyon                          President
------------------------------     ------------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation on this 22 day of October, 1996.


                                             Robert DeVaere
                                        ------------------------------
                                                  , Clerk



[CORPORATE SEAL]

                                    EXHIBIT A


VOTED: That the Corporation be authorized on the signature of its President, John Lyon to enter into a leasing arrangement as general partner of Oktas, a Massachusetts general partnership, with Robert F. Tambone, as Trustee of the MAT Realty Trust (the "Landlord") in respect of the Building known as 134 Flanders Road, Westborough, Massachusetts, as evidenced by a lease (the "Lease") for same.

VOTED: That the Second Amendment to Lease in the form submitted by the Landlord be and is hereby approved, and that the named President is hereby authorized to execute, seal, and deliver such document on behalf of the Corporation with such changes therein as such officer so acting may deem necessary or desirable, the execution and delivery thereof to be conclusive evidence that the same have been separately authorized by the Directors of the Corporation.

VOTED: That the President of the Corporation is hereby authorized to execute and deliver such other documents, instruments, and certificates and to do such other acts as may be necessary or desirable to consummate the leasing arrangement approved above, the execution and delivery thereof or the doing of any such act to be the conclusive evidence that such has been separately approved by the Directors of the Corporation.